October 23, 2025 I N V E S T O R P R E S E N T A T I O N F I R S T Q U A R T E R F I S C A L 2 0 2 6 Exhibit 99.2

Forward Looking Statements & Financial Measures 2 This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, and subsequent filings with the Securities and Exchange Commission, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: • the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, • the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, • the impact of changes in laws, regulations and government policies effecting financial institutions (including taxation, banking, securities, insurance and tariffs), • the impact of any shutdown of the federal government, • changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board, • technological changes, • competition among financial services providers, and • the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exhaustive. Readers should not place any undue reliance on any forward looking statements, which speak only as of the date made. The Company does not undertake any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided at the end of this presentation.

Kearny Financial Corp. 1 As of June 30, 2024 2 As of June 30, 2024 Source: S&P Global Market Intelligence & Company Filings 3 Branch/Office Footprint 1 Financial information as of September 30, 2025. Source: Company Filings 3 NASDAQ: KRNY Assets $7.6 billion Founded: 1884 Loans $5.8 billion TBV Per Share: $9.86 Deposits $5.6 billion Market Cap: $425.3 million Capital $0.8 billion Positioned for Strength: Ranked among New Jersey’s top 10 financial institutions by assets and deposits—underscoring our financial strength and market leadership. Operational Footprint: Operating 43 branches across 12 counties in NJ and the NY metro area, with 3 consolidations by October 2025 streamlining our network to 40 locations. Growth Through Acquisition: Seven whole-bank acquisitions since 1999 reflect our disciplined M&A strategy and commitment to long- term growth and shareholder value. Company Overview1 Company Profile

4 4 Origins 1884 — Founded in Kearny, NJ 1941 — Obtained Federal Charter 2017 — Converted to NJ State– Chartered Savings Bank Capital 2005 — First-Step Mutual Conversion & $218.2M IPO 2015 — Second-Step Conversion & $717.5M Stock Offering Bank Acquisitions 1999 — South Bergen Savings Bank 2003 — Pulaski Bancorp 2004 — West Essex Bank 2011 — Central Jersey Bancorp 2014 — Atlas Bank 2018 — Clifton Bancorp 2020 — MSB Financial Corp. Client & Community 2015 — KearnyBank Foundation formed (funded with $10M) 2021 — Private Client Services introduced 2022 — Kearny Investment Services established 140+ Years of Growth and Community Impact “A legacy of trust, a future of opportunity.”

First Quarter 2026 Performance 1 GAAP to Adjusted reconciliation on page 19. Source: Company Filings. 5 Quarter Highlights Earnings Acceleration, Margin Expansion, and Strategic Execution Earnings Surge: Net income up 40% QoQ to $9.5M ($0.15/share). Margin Expansion: Net interest margin increased 10 bps to 2.10%; net interest income increased 5.2%. Consistent Dividend: Quarterly cash dividend maintained at $0.11/share. Robust dividend yield of 6.70%. Strategic Actions: Entered partnership with The Lab Consulting —a leading provider of end-to-end robotic process automation—to enhance client experience and scale revenue efficiently. Loan Diversification: Construction loans up 27% annualized; C&I loans up 10% annualized. Non-Recurring Gains: $749K pre-tax gain on property sale partially offset by branch consolidation expenses. Reported Adjusted1 GAAP Net Income: $9.5 million $9.2 million Diluted EPS: $0.15 $0.15 Net Interest Income: $37.7 million $37.7 million Net Interest Margin: 2.10% 2.10% Dividend Yield: 6.70% 6.70% CET- 1 Ratio: 14.59% 14.59% Financial Metrics

Sustained Earnings Growth and Margin Expansion Net Interest Income & Net Interest Margin 6 Earnings Metrics 2 1 See “Non-GAAP Financial Information” for reconciliation on page 19. Source: Company Filings. ($ thousands) $6,092 $6,566 $6,648 $6,769 $9,506 $7,286 $7,924 $8,214 $9,941 $11,885 $0.10 $0.10 $0.11 $0.11 $0.15 $0.12 $0.13 $0.13 $0.16 $0.19 1Q25 2Q25 3Q25 4Q25 1Q26 Net income Pre-tax, pre-provision net revenue Earnings per share, diluted Pre-tax, pre-provision earnings per share ($ thousands, except per share data) $32,446 $32,612 $34,042 $35,843 $37,704 1.80% 1.82% 1.90% 2.00% 2.10% 1Q25 2Q25 3Q25 4Q25 1Q26 Net Interest Income Net Interest Margin 1 1

Granular Deposit Franchise 1 As of September 30, 2025. Source: Company Filings. 7 Non-Maturity Deposit Mix1 ($ millions) 21.5% 13.5% 13.3% 41.5% 10.3% Deposit Composition Deposit Growth $1,216 $1,214 $1,218 $1,219 $1,208 $733 $733 $733 $758 $759 $682 $742 $758 $754 $751 $2,248 $2,380 $2,411 $2,362 $2,335 $592 $602 $587 $582 $578 $5,471 $5,671 $5,707 $5,675 $5,632 1Q25 2Q25 3Q25 4Q25 1Q26 Retail CDs Wholesale CDs Savings Interest Bearing DDA Non-interest Bearing DDA Consumer 63.9% Commercial 21.8% Government 14.3%

Retail Deposit Detail 1 Quarters are based on a calendar year view. 2As of September 30, 2025. 3 Excludes brokered and state & local government deposits. Source: Company Filings. 8 Retail CD Maturities1 Retail Deposit Segmentation2,3 ($ millions) Product # of Accounts Balance ($ millions) Average Balance per Account Checking 51,505 $ 2,389 $ 46,377 Savings 28,259 750 26,554 CDs 23,023 1,195 51,889 Total Retail Deposits 102,787 $ 4,334 $ 42,162$570 $397 $92 $76 $74 3.74% 3.57% 3.38% 2.85% 2.28% 4Q25 1Q26 2Q26 3Q26 4Q26 & Beyond

Diversified Loan Portfolio Loan Trend 1 As of September 30, 2025. Source: S&P Global Market Intelligence & Company Filings. 9 QTD Yield on Loans 4.71% 1-4 Family 30.3% Home Equity 0.9% Multi-family 45.8%CRE 17.2% Construction 3.3% C&I 2.5% New York 33.0% New Jersey 55.8% Pennsylvania 6.2% Other 5.0% Geographic Distribution1 Loan mix repositioned toward higher-yield commercial credit, with construction and C&I lending up 27% and 10% annualized, respectively. Supports margin and earnings growth, advancing NIM and PPNR expansion. Loan yields rose 15bps QoQ to 4.71%. Highlights LTV 60.0% $1,768 $1,765 $1,761 $1,749 $1,749 $2,646 $2,723 $2,733 $2,710 $2,641 $951 $950 $988 $987 $989 $227 $177 $175 $178 $190 $146 $136 $140 $139 $142 $5,786 $5,800 $5,850 $5,815 $5,768 1Q25 2Q25 3Q25 4Q25 1Q26 1-4 Family Home Equity Multi-family CRE Construction C&I Loan Composition1 ($ millions)

Opportunity to Drive Margin Expansion 10 Multifamily / CRE Loan Repricing Opportunity1 CRE Portfolio Reprice: Loans reprice based on the 5-Year Treasury plus spread or contractual terms. Interest Income Upside: Repricing through 2029 could drive ~$49M in cumulative annual interest income growth, assuming similar loan replacement. Yield Enhancement Opportunity: Maturing loans enable strategic redeployment into higher-yielding assets, optimizing portfolio returns. 1 Excludes coupon greater than 6%. Based on a calendar year view. 2 Repricing Rate: Maturing loans assume treasury + a spread and Repricing loans assume contractual terms. Source: Company Filings ($ thousands) Highlights 2 $52,726 $227,313 $451,278 $89,455 $237,706 $2,762 $184,763 $277,180 $72,539 $55,664 3.54% 3.71% 3.75% 3.97% 3.88% 6.28% 6.77% 6.89% 6.31% 6.58% 4Q25 2026 2027 2028 2029 Maturing Repricing Current Rate Repricing Rate (if repriced 10/1/25) Implied Spread 2.87%

Multifamily Loan Portfolio Multifamily Loan Portfolio Composition1 Source: Company Filings 1 As of September 30, 2025. 11 NYC Multifamily Loan Portfolio by Location Strong Asset Quality: Proven resilience across multiple credit cycles. Diversified Exposure: <50% of Multifamily in NYC; only 5% majority rent-regulated. Near-Term Maturities: 13% of NYC Multifamily loans reprice or mature within 12 months. Majority NYC Free Market 40.2% Outside NYC 54.5% Fully NYC Rent Regulated 1.9% Majority NYC Rent Regulated 3.4% Total MF $2.6B NYC Multifamily Portfolio: $1.2 billion Average Loan Balance: $3.33 million Weighted Average LTV: 61.3% Nonperforming Loans / Total MF Loans: 1.30% Next 12 Months of Maturity & Repricing: $222.2 million New York City (“NYC”) Multifamily1 Highlights Loan Value % Brooklyn $795 64.0% Queens 167 13.4% Manhattan 139 11.2% Bronx 141 11.4% Total NYC MF Loan Portfolio $1,241 100.0% $ in millions

CRE Loan Detail Source: Company Filings. 1 As of September 30, 2025. 12 Retail 28.4% Mixed Use 25.2% Office 13.6% Industrial 18.2% Specialty & Other 10.5% Medical 4.0% Total CRE $989M New Jersey 56.0% Brooklyn 8.8% New York (Ex. Brooklyn) 26.5% Pennsylvania 4.2% Other 4.5% LTV 49.8% CRE Portfolio by Collateral Type1 CRE Loan Geographic Distribution1

Office Portfolio 1 As of September 30, 2025. Source: Company Filings. 13 Office Portfolio by Contractual Maturity1 13.6% of total CRE portfolio or $134 million Average loan size of $1.9 million ($ millions) Office Loan Geographic Distribution1 LTV 49.2% DSCR 1.8x Total Office $134M $3 $9 $34 $17 $8 $63 2025 2026 2027 2028 2029 2030+ Manhattan 16.6% New York (Excl. Manhattan) 14.0% New Jersey 66.2% Other 3.2%

Track Record of Strong Credit Performance 1 Data provided by Federal Reserve Bank of St. Louis. Source: Company Filings. 14 Net Charge-offs to Average Total Loans Between 2006 and 1Q26, including the periods of the Global Financial Crisis and the COVID-19 Pandemic, KRNY maintained an average annual net charge-off rate of 9 basis points, significantly lower than the 48 basis points average for all commercial banks (US Banks not among the top 100)1. Cumulative charge-offs for KRNY between 2006 and 1Q26 were minimal, totaling $40.8 million. 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q26 Commercial Banks (not among top 100) KRNY Global Hurricane Sandy COVID-19 Pandemic

Asset Quality Metrics Non-Performing Assets / Total Assets 1 As of September 30, 2025; dollar amounts shown in millions. Source: Company Filings. 15 Net Charge-Offs / Average Loans Non-Performing Loans1 0.01% 0.04% 0.03% 0.00% 0.07% 1Q25 2Q25 3Q25 4Q25 1Q26 0.51% 0.49% 0.49% 0.59% 0.84% 1Q25 2Q25 3Q25 4Q25 1Q26 Allowance for Credit Losses ACL by Loan Segment1 $3,962 $1,806 0.89% 0.54% Commercial Consumer Loan Balance ACL/Loans $44.9 $44.5 $44.5 $46.2 $45.1 0.78% 0.77% 0.76% 0.79% 0.78% 1Q25 2Q25 3Q25 4Q25 1Q26 ACL Balance ACL to Total Loans Receivable Multi-family $31.6 CRE $5.7 C&I $1.1 1-4 Family $5.3 Home Equity $0.3 Construction $20.5 NPL’s $64.6M Single loan with 72% loan-to-sales ratio under collection, expected full repayment; excluding it, ratio declines to 0.58%. ($ millions)

Investment Securities 1 As of September 30, 2025. 2 Comprised entirely of securitized federal education loans with 97% U.S. government guarantees. 3 Assumes 29% marginal tax rate. Source: Company Filings. 16 Securities Composition1 Securities Average Balance & Yield Trend As of September 30, 2025, the after-tax net unrecognized loss on securities held-to-maturity was $8.4 million, or 1.32% of tangible equity3 Corporate Bonds 12.1% CLO 29.3% ABS Student Loans 5.2% Agency MBS 52.9% Municipal Bonds 0.6% AFS/HTM & Effective Duration1 ($ millions) 2 Total Effective Duration ≈ 3.4 years Floating rate securities ≈ 33.0% $1,327 $1,296 $1,261 $1,236 $1,244 4.36% 4.28% 4.06% 4.00% 4.07% 1Q25 2Q25 3Q25 4Q25 1Q26 Securities Portfolio Yield on Investments AFS 89.7% HTM 10.3%

Capital and Liquidity 1 Kearny Financial Corp. (NASDAQ: KRNY) Regulatory Capital Ratios as of September 30, 2025 are preliminary. 2 Well capitalized regulatory minimums are determined at Bank level. 3 As of September 30, 2025 Source: Company Filings. 17 Highlights 8.31% 8.27% 8.31% 8.27% 8.47% 9.67% 9.63% 9.67% 9.64% 9.85% 1Q25 2Q25 3Q25 4Q25 1Q26 Tangible Common Equity / Tangible Assets Equity / Assets Regulatory Capital Ratios1,2,3 Equity Capitalization Level Liquidity Sources3 5.00% 6.50% 8.00% 10.00%9.26% 14.59% 14.59% 15.54% Tier 1 Leverage Common Equity Tier 1 Tier 1 Risk-Based Capital Total Risk-Based Capital Well Capitalized Regulatory Minimum Well-Capitalized Status Maintained Regulatory ratios for both Company and Bank remain well above “well-capitalized” thresholds. Tangible Equity Strength Tangible equity / tangible assets: 8.47%, up 20 bps Q/Q, reinforcing balance sheet resilience. Significant Contingent Liquidity $2.54B secured borrowing capacity with FHLB & Fed—~33% of total assets. Available liquidity is 3.2x greater than the estimated uninsured deposits. Total Capacity Available Capacity Internal Sources: Free Securities and other 567$ 567$ External Sources: FRB 1,230 1,230 FHLB 2,102 746 Total Liquidity 3,899$ 2,542$ ($ millions)

18 Conservative Underwriting Culture Comprehensive CRE / Multifamily Underwriting Highly disciplined LTV and DSCR standards Interest rates stressed at origination DSCR based on in-place rents, not projections, with conservative allowances for vacancy NOI underwritten to include forecasted expense increases and full taxes (where a tax abatement exists) Approval Authority & Underwriting Consistency Lending authority aggregated by borrower/group of related borrowers Technology ensures consistent and efficient underwriting and risk rating process Multi-faceted Loan Review & Stress Testing Semi-annual third-party loan-level stress testing and annual capital-based stress testing Quarterly third-party portfolio loan review with 65% of total portfolio reviewed on an annual basis Annual internal loan reviews on all commercial loans with balances of $2.5 million or greater Proactive Workout Process Dedicated team of portfolio managers and loan workout specialists Weekly meetings comprised of loan officers, credit personnel and special assets group to pre-emptively address delinquencies or problem credits Philosophy of aggressively addressing impaired assets in a timely fashion Senior Credit Officer Approval Management Loan Committee Approval Board Loan Committee Approval

Non-GAAP Reconciliation 19 Reconciliation of GAAP to Non-GAAP (Dollars and Shares in Thousands, Except Per Share Data) September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 Adjusted net income: Net income (GAAP) $9,506 $6,769 $6,648 $6,566 $6,092 Non-recurring transactions - net of tax: Branch consolidation expenses 178 - - - - Gain on sale of property held for sale (532) - - - - Adjusted net income $9,152 $6,769 $6,648 $6,566 $6,092 Calculation of pre-tax, pre-provision net revenue: Net income (GAAP) $9,506 $6,769 $6,648 $6,566 $6,092 Adjustments to net income (GAAP): Provision for income taxes $2,461 $1,387 $1,200 $1,251 $1,086 (Reversal of) provision for credit losses ($82) $1,785 $366 $107 $108 Pre-tax, pre-provision net revenue (non-GAAP) $11,885 $9,941 $8,214 $7,924 $7,286 Adjusted earnings per share: Weighted average common shares - basic 62,741 62,597 62,548 62,443 62,389 Weighted average common shares - diluted 62,951 62,755 62,713 62,576 62,420 Earnings per share - basic (GAAP) $0.15 $0.11 $0.11 $0.11 $0.10 Earnings per share - diluted (GAAP) $0.15 $0.11 $0.11 $0.10 $0.10 Adjusted earnings per share - basic (non-GAAP) $0.15 $0.11 $0.11 $0.11 $0.10 Adjusted earnings per share - diluted (non-GAAP) $0.15 $0.11 $0.11 $0.10 $0.10 Pre-tax, pre-provision net revenue per share: Pre-tax, pre-provision net revenue per share - basic (non-GAAP) $0.19 $0.16 $0.13 $0.13 $0.12 Pre-tax, pre-provision net revenue per share - diluted (non-GAAP) $0.19 $0.16 $0.13 $0.13 $0.12 Adjusted return on average assets: Total average assets $7,619,319 $7,638,882 $7,633,734 $7,633,900 $7,688,433 Return on average assets (GAAP) 0.50% 0.35% 0.35% 0.34% 0.32% Adjusted return on average assets (non-GAAP) 0.48% 0.35% 0.35% 0.34% 0.32% Adjusted return on average equity: Total average equity $745,143 $744,187 $745,225 $747,850 $750,678 Return on average equity (GAAP) 5.10% 3.64% 3.57% 3.51% 3.25% Adjusted return on average equity (non-GAAP) 4.91% 3.64% 3.57% 3.51% 3.25% For the quarter ended